UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective September 1, 2011, Joseph E. Dondanville will resign as Senior Vice President and Chief Financial Officer of RLI Corp. (“RLI”). Mr. Dondanville will continue to serve as Treasurer of RLI until his retirement on November 1, 2011.

(c)           Also effective September 1, 2011, Thomas L. Brown will become Vice President and Chief Financial Officer of RLI. Prior to joining RLI, Mr. Brown, age 54, worked for over 30 years at PricewaterhouseCoopers LLP in Chicago, Illinois, where he most recently served as Vice Chair and Partner and was the lead engagement partner on numerous engagement teams assisting Fortune 500 insurance companies. Mr. Brown is a CPA and holds a B.S. in Accounting from Illinois Wesleyan University. Mr. Brown currently serves on the Illinois Wesleyan University Board of Trustees, and previously served on the Insurance Companies Committee of the AICPA.

The terms of Mr. Brown’s employment are outlined in an offer letter to Mr. Brown dated July 18, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Brown will receive an annual base salary of $330,000, a sign-on bonus of $100,000 ($50,000 paid in his first paycheck and $50,000 paid at the time annual incentives are paid in February 2012), and 10,000 nonqualified stock options for shares of common stock of RLI will be granted to Mr. Brown on October 3, 2011, pursuant to the RLI Corp. Long-Term Incentive Plan.  Mr. Brown is eligible for company executive bonus programs, and will participate in benefit plans generally available to company employees.

Attached as Exhibit 99.2 and incorporated herein by reference is the press release issued by RLI announcing the resignation of Mr. Dondanville and the appointment of Mr. Brown.

Item 8.01  Other Events.

On August 18, 2011, RLI announced that its Board of Directors approved a quarterly dividend on its common stock of $0.30 per share.  The dividend is payable on September 20, 2011, to shareholders of record as of August 31, 2011.

Furnished as Exhibit 99.3 and incorporated herein by reference is the press release issued by RLI announcing the quarterly dividend.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Offer letter between RLI and Thomas L. Brown, dated July 21, 2011
99.2

Press Release, dated August 18, 2011, announcing Joseph E. Dondanville’s resignation as Senior Vice President and Chief Financial Officer of RLI effective September 1, 2011, and Thomas L. Brown’s appointment as Vice President and Chief Financial Officer of RLI.

99.3

Press Release, dated August 18, 2011, announcing the quarterly dividend. This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: August 18, 2011	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Offer letter between RLI and Thomas L. Brown, dated July 21, 2011.

99.2

Press Release, dated August 18, 2011, announcing Joseph E. Dondanville’s resignation as Senior Vice President and Chief Financial Officer effective September 1, 2011, and Thomas L. Brown’s appointment as Vice President and Chief Financial Officer of RLI.

99.3

Press Release, dated August 18, 2011, announcing the quarterly dividend. This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.